UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.
Date of Report (Date of earliest event reported): August 5, 2009
MEDCATH CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	000-33009 (Commission File Number)	56-2248952 (IRS Employer Identification No.)
10720 Sikes Place
Charlotte, North Carolina 28277
(Address of principal executive offices, including zip code)
(704) 815-7700
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition
On August 5, 2009, MedCath issued a press release announcing its results of operations for the fiscal quarter ended June 30, 2009. A copy of the press release is furnished as Exhibit 99.1.
Included in the press release and the supplemental financial information issued by MedCath and furnished herewith as Exhibits 99.1 and 99.2, are certain financial measures that are not generally accepted accounting principles (“non-GAAP”), such as adjusted earnings before interest, taxes, depreciation, and amortization (“Adjusted EBITDA”) and adjusted diluted earnings per share from continuing operations (“Adjusted EPS”). Adjusted EBITDA represents MedCath’s income from continuing operations before interest expense; loss on early extinguishment of debt; income tax expense; depreciation; amortization; share-based compensation expense; (gain) loss on disposal of property, equipment and other assets; interest and other income; equity in net earnings of unconsolidated affiliates; minority interest share of earnings of consolidated subsidiaries; and pre-opening expenses. Adjusted EPS represents MedCath’s diluted earnings per share from continuing operations for the three months ended June 30, 2009 adjusted for Medicare Disproportionate Share Hospital (“DSH”) adjustments, reduction in Medicaid reimbursements, professional fees for internal control assessment, settlement of Medicare claims, severance expense, share-based compensation, and pre-opening expenses. MedCath’s management uses Adjusted EBITDA to measure the performance of MedCath’s various operating entities, to compare actual results to historical and budgeted results, and to make capital allocation decisions. Management provides Adjusted EBITDA and Adjusted EPS to investors to assist them in performing their analyses of MedCath’s historical operating results. Further, management believes that many investors in MedCath also invest in, or have knowledge of, other healthcare companies that use Adjusted EBITDA and/or Adjusted EPS as a financial performance measure.
Because Adjusted EBITDA and Adjusted EPS are non-GAAP measures, Adjusted EBITDA and Adjusted EPS, as defined above, may not be comparable to other similarly titled measures of other companies. MedCath has included a supplemental schedule with the financial statements that accompanies this press release that reconciles historical Adjusted EBITDA to MedCath’s income from continuing operations and Adjusted EPS to diluted EPS from continuing operations.
Item 9.01. Financial Statements and Exhibits
Exhibit 99.1 Press Release dated August 5, 2009
Exhibit 99.2 Financial Update dated August 5, 2009
Exhibits 99.1 and 99.2 listed in this Item 9.01 are being furnished under Item 2.02 and shall not be deemed “filed” for purpose of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDCATH CORPORATION
Date: August 6, 2009	By:	/s/ James A. Parker
James A. Parker
Interim Chief Financial Officer, Senior Vice President, Finance and Development

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press Release dated August 5, 2009
Exhibit 99.2	Financial Update dated August 5, 2009